UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): August 14, 2002




                         MDSI Mobile Data Solutions Inc.
             (Exact name of registrant as specified in its charter)


     Canada                     000-28968                Not Applicable
----------------        ------------------------    -------------------------
(Jurisdiction of        (Commission file number)        (I.R.S. Employer
 incorporation)                                         Identification No.)



                              10271 Shellbridge Way
                           Richmond, British Columbia,
                                 Canada V6X 2W8
       -------------------------------------------------------------------
              (Address and zip code of principal executive offices)


       Registrant's telephone number, including area code: (604) 207-6000



                                 Not Applicable
    -------------------------------------------------------------------------
             (Former name or address, if changed since last report)



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Item 9. Regulation FD Disclosure

     The following exhibits are furnished under this Item 9:

        Exhibit No.         Description
        -----------         -----------
        99.1                Certification of Chief Executive Officer in
                            connection with the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002

        99.2 Certification of Chief Financial Officer in connection with the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.


                                 MDSI Mobile Data Solutions Inc.


Date: August 14, 2002            /s/ Verne Pecho
                                 ----------------------------------------------
                                 Verne Pecho, Vice President - Finance and
                                 Administration and Chief Financial Officer